SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                March 6, 2003




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


            0-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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
ITEM 9 - REGULATION FD DISCLOSURES

                 Franklin Lake Resources Inc. (OTC-BB: FKLR)
            172 South Starlite Street, South San Francisco, CA 94080
               TEL (650) 588-0425              FAX (650) 588-5869
     Website http://www.franklinlake.com/    E-mail info@franklinlake.com



Press Release No. 2003-02                                        March 6, 2003

            Franklin Lake Resources Announces Two Important Meetings

SOUTH SAN FRANCISCO, CA - MAR. 5, 2003 - Father Gregory Ofiesh, President and CEO of Franklin Lake Resources Inc. (OTC-BB: FKLR) announces that two meetings for shareholders and other interested parties will be held at the Stardust Hotel in Las Vegas, Nevada, at 11:00AM (PST) on Monday, March 10, 2003, and Monday, April 14, 2003.

The essence of the March 10 meeting will include a report of the company's activities for the past year with a review of the current operational and financial status; plus a unique opportunity to visit the test production facility in Amargosa, Nevada.

The annual meeting of shareholders has been rescheduled for April 14, 2003, due to a compliance issue related to the company's redomiciliation from Canada to the United States. The company remained a reporting issuer in British Columbia and Alberta and is subject to the rules governing the annual meeting. The company has now filed an application to cease being a reporting issuer in Canada in order to not encounter this situation again.

Father Ofiesh also said that the previously announced test production was to begin on a 500-pound batch of Franklin Lake ore, however, the technical production staff felt that it should be expanded to a 1500-pound batch because the larger test would be more effective. This has now been completed and is being sent to two independent testing labs for confirmation of the in house testing. The company will then send the product to a designated refinery for possible sale of precious metals. Meanwhile, the staff is replicating the process in order to prove and maintain consistency.

Lastly, Father Ofiesh said, "I am pleased to announce that John van Engelen has rejoined our team as a consultant." Mr. van Engelen, a respected chemist, who earlier served as a consultant to the company in 2000-2001, is a former owner of Chauncey Assay Laboratories in Toronto and is a member of the Chemical Institute of Canada.

NOTE: This press release contains forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of market prices, stability of product demand, market competition, uniformity and consistency of minerals in the ore, the difficulty of stepping up the scale of operations from the laboratory to production, and other risks, including the existence of many unknowns inherent in mining operations.

Contact: Father Gregory Ofiesh, President and CEO - (650) 588-0425


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

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 6, 2003                        FRANKLIN LAKE RESOURCES INC.



                                     By:/s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President





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